Exhibit 99.2

1Q19 Earnings May 1st, 2019 Presentation Presented by: Anthony G. Petrello Chairman, President, & Chief Executive Officer William J. Restrepo Chief Financial Officer

Forward-Looking Statements and Non-GAAP Financial Measures We often discuss expectations regarding our future markets, demand for our products and services, and our performance in our annual, quarterly, and current reports, press releases, and other written and oral statements. Such statements, including statements in this document that relate to matters that are not historical facts, are “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934. These “forward-looking statements” are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and investors should recognize that events and actual results could turn out to be significantly different from our expectations. Factors to consider when evaluating these forward-looking statements include, but are not limited to: • • • • • fluctuations and volatility in worldwide prices of and demand for oil and natural gas; fluctuations in levels of oil and natural gas exploration and development activities; fluctuations in the demand for our services; competitive and technological changes and other developments in the oil and gas and oilfield services industries; our ability to renew customer contracts in order to maintain competitiveness; • the existence of operating risks inherent in the oil and gas and oilfield services industries; • • • • • • • • • • the possibility of the loss of one or a number of our large customers; the impact of long-term indebtedness and other financial commitments on our financial and operating flexibility; our access to and the cost of capital, including the impact of a downgrade in our credit rating, covenants restrictions, availability under our unsecured revolving credit facilities, and future issuances of debt or equity securities; our dependence on our operating subsidiaries and investments to meet our financial obligations; our ability to retain skilled employees; our ability to complete, and realize the expected benefits of strategic transactions; the recent changes in U.S. tax laws and the possibility of changes in other tax laws and other laws and regulation; the possibility of political or economic instability, civil disturbance, war or acts of terrorism in any of the countries in which we do business; the possibility of changes to U.S. trade policies and regulations including the imposition of trade embargoes or sanctions; and general economic conditions, including the capital and credit markets. Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, sustained lower oil or natural gas prices that have a material impact on exploration, development or production activities could also materially affect our financial position, results of operations and cash flows. The above description of risks and uncertainties is by no means all-inclusive, but is designed to highlight what we believe are important factors to consider. For a discussion of these factors and other risks and uncertainties, please refer to our filings with the Securities and Exchange Commission ("SEC"), including those contained in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available at the SEC's website at www.sec.gov. Non-GAAP Financial Measures This presentation refers to certain “non-GAAP” financial measures, such as adjusted EBITDA, adjusted operating income (loss) and net debt.The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of adjusted EBITDA and adjusted operating income (loss) to income (loss) from continuing operations before income taxes and net debt to total debt, which are their nearest comparable GAAP financial measures, is provided in the Appendix at the end of this presentation. 2

Recent Company Highlights Increased U.S. Drilling average daily margins to $12,350 from $11,428 in Q4 • L48 Margins increased to $10,170 from $9,428, an 8% sequential increase from Q4 Recent U.S. Rig Deployments • • • 2 Upgraded PACE®-F rigs in the Permian in 1Q 2019: Two upgraded PACE®-M750 rig in South and West Texas in 1Q 2019 Five additional PACE®-M750 deployments scheduled through 2Q 2019 Deployed one upgraded International rig during 1Q in Argentina Additional International deployments pending • Algeria (1), Kazakhstan (1), Mexico (2) Saudi Arabia (1), Argentina (1), Italy (1) 3

Financial Overview '1111NABORS 4

Financial Summary ($000 except EPS) 1Q18 2Q18 3Q18 4Q18 1Q19 Operating Revenues $734,194 $761,920 $779,425 $782,080 $799,640 Adjusted EBITDA(1) 168,414 187,683 200,960 201,619 196,996 Adjusted Operating(1) Income (Loss) (45,034) (30,579) (7,557) (25,024) (13,395) Income (Loss) from Continuing Operations before income taxes (120,042) (171,937) (83,221) (143,594) (73,577) GAAP Diluted EPS(2) (0.46) (0.61) (0.31) (0.55) (0.36) (1) See reconciliations in the Appendix (2) Diluted Earnings (Losses) Per Share from continuing operations 5

Debt and Liquidity (As of March 31, 2019) Liquidity (at March 31, 2019) • Cash & Available Capacity: $2,103* (1) See reconciliations in the Appendix (2) Capitalization defined as Net Debt plus Shareholders’ Equity (3) Coverage defined as TTM Adjusted EBITDA / TTM Interest Expense (4) Leverage defined as Net Debt / TTM Adjusted EBITDA Note: Subtotals may not foot due to rounding * Available capacity subject to compliance with covenants in credit facilities High 3/31/12 3Q184Q181Q19 9/30/1812/31/183/31/19 Change 1Q19 from 4Q18 ($MM's) Total Debt Cash and ST Investments Net Debt(1) Shareholders’ Equity Net Debt to Capitalization(2) Coverage(3) Leverage(4) $4,750 494 $3,738$3,586$3,678 389482470 $92 (12) $4,256 5,811 42% 7.8x 2.2x $3,349$3,105$3,209 2,9312,7012,586 53%53%55% 3.1x3.3x3.6x 4.7x4.1x4.1x $104 (115) 2% 0.3x 0.0x

Debt Maturity Profile as of 3/31/19 All figures in millions Capacity + Cash) (1) Annual figures shown at maturity value. (2) Debt balances reflect carrying values as of 31-March-2019 (3) Availability under Revolving Credit Lines subject to covenants Nearest Maturity in 2020 (1) $2,500 $2,000 $1,500 $1,000 $500 $0 Total Liquidity: $2.10 Billion 470 1,633 792 300 615 637 577 575 337 201820192020202120221H232H23202420252026 Bonds, Notes & Revolving Credit Other Facilities (2)Cash Available Liquidity (Revolver Debt @ 3/31/19 Total Debt: $3.68Bn(2) Net Debt: $3.21Bn(2) Available Liquidity: $2.10Bn(3)

Business Segments '1111NABORS 8

1Q19 Rig Utilization & Availability Rigs Working Utilization (1) As of March 31st, 2019 Note: Subtotals may not foot due to rounding 9 U.S. Lower 48 AC >1500HP ACOthers SCR Rigs Rig Fleet(1) 1Q19 AverageAverage 114 68 12 10289% 710% 217% U.S. Lower 48 Total U.S. Offshore Alaska Canada International 194 12 16 41 148 11258% 433% 531% 1639% 9061% Total Fleet 411 22755%

Lower 48 Rig Utilization by Type As of April 26, 2019 * Rig X27 is under repair. 10 Total Rigs ActiveTotal Util. 60% 98% 100% 100% 100% 100% 82% 22% 100% 14% 0% 25% 109182 4647 44 66 44 2929 911 29 66 750 016 28 115190 61% Rig Type AC PACE®-X* PACE®-M750 PACE®-M800 PACE®-M1000 PACE®-B PACE®-S PACE®-F UPGRADED PACE®-F PACE®-M550 Other AC Rigs SCR Total

Nabors Drilling Operations As of April 26, 2019 11 UAE0 Mexico2 Ecuador0 Italy0 PNG0 Russia3 Venezuela3 India2 Kuwait2 Canada9 Oman4 Algeria3 Kazakhstan 3 US124 Saudi Arabia42 Argentina10 Columbia14 Total = 221

Appendix '1111NABORS 12

Rig Margins & Activity Margin Margin Margin Margin Working Working Working Working (1) Margin = gross margin per rig per day for the period. Gross margin is computed by subtracting direct costs from operating revenues for the period. 13 1Q18 2Q18 3Q18 4Q18 1Q19 Margin(1) Avg. Rigs Working (1) Avg. Rigs (1) Avg. Rigs (1) Avg. Rigs (1) Avg. Rigs U.S. Drilling Canada Drilling International Drilling $8,171111.8 5,84721.1 16,61994.6 $9,381112.1 6,66210.2 16,34993.1 $10,540111.6 5,35217.9 15,00396.0 $11,428117.3 6,49218.3 13,52788.0 $12,350120.9 6,05516.3 12,62289.7

Reconciliation of Adjusted EBITDA to Income (Loss) from Cont. Operations Before Income Taxes Adjusted operating income (loss) represents income (loss) from continuing operations before income taxes, interest expense, earnings (losses) from unconsolidated affiliates, investment income (loss), impairments and other changes and other, net. Adjusted EBITDA is computed similarly, but also excludes depreciation and amortization expenses. In addition, adjusted EBITDA and adjusted operating income (loss) exclude certain cash expenses that the Company is obligated to pay. Each of these non-GAAP measures has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including adjusted EBITDA and adjusted operating income (loss), because it believes that these financial measures accurately reflect the Company’s ongoing profitability and performance. Securities analysts and investors use these measures as some of the metrics on which they analyze the Company’s performance. Other companies in this industry may compute these measures differently. A reconciliation of adjusted EBITDA and adjusted operating income (loss) to income (loss) from continuing operations before income taxes which is the nearest comparable GAAP financial measure, is provided in the table below. 14 Earnings (losses) from unconsolidated affiliates 2 (1) 0 0 (5) Investment Income (loss) 465 (3,164) (1,342) (5,458) 9,677 Interest Expense (61,386) (60,592) (51,415) (53,731) (52,352) Other, net (14,089) (77,601) (22,907) (59,381) (17,502) Income (loss) from continuing operations before income taxes (120,042) (171,937) (83,221) (143,594) (73,577) Three Months Ended March 31, June 30, September 30, December 31, March 31, (In Thousands) 2018 2018 2018 2018 2019 Adjusted EBITDA $168,414 $187,683 $200,960 $201,619 $196,996 Depreciation and Amortization 213,448 218,262 208,517 226,643 210,391 Adjusted Operating Income (loss) (45,034) (30,579) (7,557) (25,024) (13,395)

Reconciliation of Net Debt to Total Debt Net debt is computed by subtracting the sum of cash, cash equivalents, and short-term investments from total debt. This non-GAAP measure has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including net debt, because it believes that this financial measure accurately measures the Company’s liquidity. In addition, securities analysts and investors use this measure as one of the metrics on which they analyze the company’s performance. Other companies in this industry may compute this measure differently. net debt to total debt, which is the nearest comparable GAAP financial measure, is provided in the table below. A reconciliation of 15 $4,256,139$3,349,148$3,104,643$3,208,713 Net Debt $354,022$347,525$447,766$429,127 139,95041,03334,03640,590 Cash & Cash Equivalents ST Investments (In Thousands) Long-Term Debt Current Debt Total Debt March 31,September 30,December 31,March 31, 2012201820182019 $4,474,495$3,737,273$3,585,884$3,677,580 275,616433561850 $4,750,111$3,737,706$3,586,445$3,678,430